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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 22, 1996


                    EquiVantage Home Equity Loan Trust 1996-4
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             (Exact name of registrant as specified in its charter)


             New York                    33-99364          Application Pending
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 (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
          Incorporation)                  Number)          Identification No.)


    c/o EquiVantage Acceptance Corp.                              77040
        Attention: John E. Smith                          ----------------------
        13111 Northwest Freeway                                 (Zip Code)
            Houston, Texas
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(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (713) 895-1957

                                    No change
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          (Former name or former address, if changed since last report)
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      Item 5.  Other Events

            In connection with the offering of EquiVantage Home Equity Loan Trust 1996-4 Home Equity Loan Asset-Backed Certificates, Series 1996-4, described in a Prospectus Supplement dated November 19, 1996 to the Prospectus dated May 7, 1996, certain executed agreements relating to the issuance of such Certificates.


1.1 Underwriting Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and the Representative named therein, dated November 19, 1996.

4.1 Pooling and Servicing Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association, as Trustee, dated as of November 1, 1996.

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and the Representative named therein, dated as of November 1, 1996.

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and EquiVantage Inc., dated as of November 1, 1996.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-4

                         By:   EquiVantage Acceptance Corp., as Sponsor


                                     By: /s/ John E. Smith
                                         ---------------------------------
                                         Name:   John E. Smith
                                         Title:  President



Dated:  November 22, 1996

                                  Exhibit Index

                             Description of Exhibit

Exhibit No.       Description
-----------       -----------

1.1 Underwriting Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and the Representative named therein, dated November 19, 1996.

4.1 Pooling and Servicing Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association, as Trustee, dated as of November 1, 1996.

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and the Representative named therein, dated as of November 1, 1996.

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and EquiVantage Inc., dated as of November 1, 1996.